OTHER GAINS AND CHARGES (Tables)	12 Months Ended
Jun. 27, 2012
Schedule Of Other Gains And Charges

	2012	2011	2010
Restaurant impairment charges	$3,139	$1,937	$19,789
Restaurant closure charges	4,655	4,515	13,409
Impairment of liquor licenses	2,641	0	0
Severance and other benefits	0	5,034	1,887
Gains on the sale of assets, net (see Note 3)	(3,306)	(2,100)	(4,878)
Other gains and charges, net	1,845	1,397	(1,722)

	$8,974	$10,783	$28,485